                          DLJ Mortgage Acceptance Corp.
                       Mortgage Pass-Through Certificates
                                 Series 1996-Q1
                                     REVISED
                         Statement To Certificateholders

------------------------------------------------------------------------------------------------------------------------------------
                                              DISTRIBUTIONS IN DOLLARS
                                   PRIOR                                                                                     CURRENT
             ORIGINAL           PRINCIPAL                                                        REALIZED      DEFERRED    PRINCIPAL
CLASS      FACE VALUE             BALANCE      INTEREST        PRINCIPAL             TOTAL         LOSSES      INTEREST      BALANCE
------------------------------------------------------------------------------------------------------------------------------------

SA               0.00               0.00     85,991.53             0.00         85,991.53           0.00          0.00          0.00
A-1     34,557,488.00      33,481,381.32    177,172.31       289,003.86        466,176.17           0.00          0.00 33,192,377.46
A-2      4,607,666.00       4,464,185.09     23,622.98        38,533.85         62,156.83           0.00          0.00  4,425,651.24
B-1      1,256,636.00       1,253,696.04      6,634.14         1,053.57          7,687.71           0.00          0.00  1,252,642.47
B-2      1,466,076.36       1,462,646.40      7,739.84         1,229.17          8,969.01           0.00          0.00  1,461,417.23
SB               0.00               0.00          0.00             0.00              0.00           0.00          0.00          0.00
R                0.00         181,699.30          0.00             0.00              0.00           0.00     45,208.73    226,908.03

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TOTALS  41,887,866.36      40,843,608.15    301,160.80       329,820.45        630,981.25           0.00     45,208.73 40,558,996.43
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

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                                 FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                      PASS-THROUGH
                                PRIOR                                                           CURRENT                RATES
                            PRINCIPAL                                                         PRINCIPAL
CLASS     CUSIP               BALANCE      INTEREST          PRINCIPAL             TOTAL        BALANCE        CURRENT          NEXT
------------------------------------------------------------------------------------------------------------------------------------

SA    23321PWW4              0.000000      2.052898           0.000000          2.052898       0.000000      2.526462%     2.522861%
A-1   23321PWX2            968.860391      5.126886           8.362988         13.489874     960.497402      6.350000%     6.350000%
A-2   23321PWY0            968.860393      5.126886           8.362987         13.489873     960.497406      6.350000%     6.350000%
B-1   23321PWZ7            997.660452      5.279285           0.838405          6.117690     996.822047      6.350000%     6.350000%
B-2   23321PXA1            997.660449      5.279288           0.838408          6.117696     996.822041      6.350000%     6.350000%
SB    23321PXB9              0.000000      0.000000           0.000000          0.000000       0.000000      1.300000%     1.300000%
R                            0.000000      0.000000           0.000000          0.000000       0.000000      6.350000%     6.350000%

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


SELLER:                      Quality Mortgage USA, Inc.              ADMINISTRATOR:                         Leslie A. Gaskill
SERVICER:                   Temple-Inland Mortgage Corp.                                                  Bankers Trust Company
LEAD UNDERWRITER:           LJ Mortgage Securities Corp.                                                      3 Park Plaza
RECORD DATE:                       June 28, 1996                                                            Irvine, CA 92714
DISTRIBUTION DATE:                 July 25, 1996                                 FACTOR INFORMATION:         (800) 735-7777
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
                            Page 1 of 4 (c) COPYRIGHT 1996 Bankers Trust Company

                          DLJ Mortgage Acceptance Corp.
                       Mortgage Pass-Through Certificates
                                 Series 1996-Q1
                                     REVISED
                         Statement To Certificateholders

------------------------------------------------------------------------------------------------------------------------------------

Distribution Date:                     July 25, 1996
------------------------------------------------------------------------------------------------------------------------------------

SERVICER ADVANCES INCLUDED IN DISTRIBUTION:
SERVICER ADVANCES OUTSTANDING:

ACCRUED SERVICING FEE FOR THE CURRENT PERIOD:                                                         17,018.17
PLUS ADDITIONAL SERVICING FEES:
                                                                                                   ------------
                                                                                                      17,018.17

LESS PERMITTED REDUCTIONS TO SERVICING FEES:                                                          (1,283.45)
                                                                                                   ------------
TOTAL SERVICING FEES DUE MASTER SERVICER:                                                                                  15,734.72

COLLECTED SERVICING FEES FOR CURRENT PERIOD:                                                                               12,211.60

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

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DELINQUENT
LOAN                                                        30-60                 61-90                 91 +
INFORMATION:                                                DAYS                  DAYS                  DAYS                   TOTAL
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL BALANCE                                       2,275,747.68          1,019,867.58            559,122.93        3,854,738.19
NUMBER OF LOANS                                                   31                    12                     5                  48
------------------------------------------------------------------------------------------------------------------------------------
FORECLOSURE LOAN INFORMATION:
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL BALANCE                                               0.00                  0.00            588,243.66          588,504.36
NUMBER OF LOANS                                                    0                     0                    11                  11
------------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY LOAN INFORMATION:
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL BALANCE                                               0.00                  0.00             55,122.53                0.00
NUMBER OF LOANS                                                    0                     0                     1                   0
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

STATED PRINCIPAL BALANCE OF REO LOANS:                                                                                          0.00
NUMBER OF REO LOANS:                                                                                                               0
BOOK VALUE PRINCIPAL BALANCE OF REO LOANS:                                                                                      0.00

STATED PRINCIPAL BALANCE OF LOANS AS OF THE PRIOR DISTRIBUTION DATE:                                                   40,843,608.15
STATED PRINCIPAL BALANCE OF LOANS AS OF THE CURRENT DISTRIBUTION DATE:                                                 40,558,996.43

NUMBER OF LOANS AS OF THE CURRENT DISTRIBUTION DATE:                                                                             525
NUMBER OF LOANS AS OF THE NEXT DISTRIBUTION DATE:                                                                                521

WEIGHTED AVERAGE COUPON AS OF THE CURRENT DISTRIBUTION DATE:                                                              10.676462%
WEIGHTED AVERAGE COUPON AS OF THE NEXT DISTRIBUTION DATE:                                                                 10.672861%

SENIOR PREPAYMENT PERCENTAGE FOR THE CURRENT DISTRIBUTION:                                                               100.000000%
CLASS B-1 PREPAYMENT PERCENTAGE:                                                                                           0.000000%
CLASS B-2 PREPAYMENT PERCENTAGE:                                                                                           0.000000%

AGGREGATE AMOUNT OF PRINCIPAL PREPAYMENTS:                                                                                265,990.73
AGGREGATE PRINCIPAL BALANCE OF LOANS WHICH LIQUIDATED:                                                                          0.00

PRECEDING MONTH'S PASS-THRU RATE FOR CLASS SA:                                                                             6.350000%
PRECEDING MONTH'S PASS-THRU RATE FOR CLASS A-1, A-2, B-1, AND B-2:                                                         2.540058%
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

                            Page 2 of 4 (c) COPYRIGHT 1996 Bankers Trust Company

                          DLJ Mortgage Acceptance Corp.
                       Mortgage Pass-Through Certificates
                                 Series 1996-Q1
                                     REVISED
                         Statement To Certificateholders

-------------------------------------------------------------------------------

Distribution Date:                     July 25, 1996
-------------------------------------------------------------------------------

SENIOR PERCENTAGE FOR THE FOLLOWING DISTRIBUTION:                    92.904540%
CLASS A-1 PERCENTAGE FOR THE FOLLOWING DISTRIBUTION:                 81.974592%
CLASS A-2 PERCENTAGE FOR THE FOLLOWING DISTRIBUTION:                 10.929948%
CLASS B-1 PERCENTAGE FOR THE FOLLOWING DISTRIBUTION:                  3.069504%
CLASS B-2 PERCENTAGE FOR THE FOLLOWING DISTRIBUTION:                  3.581090%



UNPAID ACCRUED CERTIFICATE INTEREST SHORT FALL REMAINING AFTER DISTRIBUTION:
                    CLASS SA                                               0.00
                    CLASS A-1                                              0.00
                    CLASS A-2                                              0.00
                    CLASS B-1                                              0.00
                    CLASS B-2                                              0.00


CUMMULATIVE SB ACCRUAL AMOUNT:                                       224,508.79

SPECIAL HAZARD AMOUNT AVAILABLE AFTER DISTRIBUTION:                1,199,452.00

FRAUD LOSS AMOUNT AVAILABLE AFTER DISTRIBUTION:                    1,256,635.99

BANKRUPTCY AMOUNT AVAILABLE AFTER DISTRIBUTION:                      100,000.00

AGGREGATE REALIZED LOSSES SINCE CUT-OFF DATE:                              0.00

AGGREGATE PRINCIPAL OF REPURCHASED LOANS:                                  0.00

-------------------------------------------------------------------------------

                            Page 3 of 4 (c) COPYRIGHT 1996 Bankers Trust Company

                          DLJ Mortgage Acceptance Corp.
                       Mortgage Pass-Through Certificates
                                 Series 1996-Q1
                                     REVISED
                         Statement To Certificateholders

------------------------------------------------------------------------------------------------------------------------------------
                                            ^Mortgage Loan Liquidation Detail

Distribution Date:     July 25, 1996
------------------------------------------------------------------------------------------------------------------------------------

                               Original            Cut-Off               Current      Realized  Net Liquidation         Liquidation
Loan Number   Loan Group   Principal Balance  Principal Balance     Principal Balance   Loss        Proceeds               Date
------------------------------------------------------------------------------------------------------------------------------------


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


                            Page 4 of 4 (c) COPYRIGHT 1996 Bankers Trust Company